Exhibit 10.1

Execution Version

AMENDMENT TO FIRST LIEN EXIT CREDIT AGREEMENT

This AMENDMENT TO FIRST LIEN EXIT CREDIT AGREEMENT (“Amendment”), dated effective as of March 3, 2017 (the “Amendment Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Exit Credit Agreement described below (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the First Lien Exit Credit Agreement, dated as of December 30, 2016, (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, effective February 7, 2017, the Borrower has changed its fiscal year to the year ending December 31;

WHEREAS, the Borrower requests certain amendments to the First Lien Credit Agreement upon the terms set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.           Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.            Certain Amendments.

(a)          Section 1.1 of the First Lien Credit Agreement is hereby amended by:

(i)          amending and restating the definition of “Fiscal Year” in its entirety to the following:

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2017 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

(ii)         amending the second sentence of the definition “PV9% Value” by replacing the phrase “Secured Parties” with the word “Lenders”;

(iii)        by amending the definition of “Reserve Report” by changing “December 31st” to “January 1st” and changing “June 30th” to “July 1st”.

(b)          Section 2 of the Credit Agreement is hereby amended by amending and restating Sections 2.8.2 and 2.8.3 of the First Lien Credit Agreement in their entirety to the following:

Section 2.8.2       Annual Scheduled Determinations of the Borrowing Base.

(a)          Promptly after January 1 of each calendar year, (whether before or after the Borrowing Base Initiation Date) commencing January 1, 2017, and in any event prior to March 1 (or, in the case of the January 1, 2017 Reserve Report only, prior to May 31, 2017), the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report in form and substance reasonably satisfactory to the Administrative Agent, prepared by an Approved Engineer, which Reserve Report shall be dated as of January 1 of such calendar year and shall set forth the proven and producing oil and gas reserves attributable to the Oil and Gas Properties owned directly by the Borrower and the Subsidiary Guarantors and a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based on pricing assumptions consistent with SEC reporting requirements at the time, together with additional data concerning pricing, hedging, quantities and purchasers of production, and other information and engineering and geological data as the Administrative Agent or any Lender may reasonably request.

(b)          If such January 1 of any calendar year is on or after the Borrowing Base Initiation Date, within fifteen (15) days after receipt of such Reserve Report and all such information, the Administrative Agent shall make an initial determination of a Borrowing Base, and upon such initial determination shall promptly notify the Lenders in writing of its initial determination of the proposed Borrowing Base. Such initial determination made by the Administrative Agent shall be so made by the Administrative Agent in the exercise of its sole discretion in accordance with the Administrative Agent’s customary practices and standards for oil and gas lending as they exist at the particular time. In no event shall the Proposed Borrowing Base exceed the sum of (x) the aggregate of the Revolving Loan Commitments of the Lenders plus (y) the aggregate outstanding principal amount of the Term Loans. After having received notice of such proposal by the Administrative Agent, each Lender shall have fifteen (15) days to approve or disapprove such proposal. If, at the end of such fifteen (15) days, any Lender has not communicated to the Administrative Agent its approval or disapproval, such failure to respond shall be deemed to be an approval of the new or reaffirmed Borrowing Base proposed by the Administrative Agent. If the Required Borrowing Base Lenders fail to approve on any such determination of the proposed Borrowing Base made by the Administrative Agent hereunder in such fifteen (15) day period, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to the Required Borrowing Base Lenders for purposes of this Section 2.8.2 (it being understood that each Lender is deemed to have agreed to any and all Borrowing Base amounts that are lower than the amount actually approved to by such Lender) and, subject to the last sentence of this Section 2.8.2, such amount shall become the new Borrowing Base effective on the date specified in this Section 2.8. Upon agreement by the Administrative Agent and the Required Borrowing Base Lenders of the Borrowing Base, the Administrative Agent shall, by written notice to the Borrower and the Lenders, designate the Borrowing Base available to the Borrower. Such designation shall be effective as of the Business Day specified in such written notice (or, if no effective date is specified in such written notice, the next Business Day following delivery of such written notice) and such Borrowing Base shall remain in effect until the next determination or redetermination or adjustment of the Borrowing Base in accordance with this Agreement. Anything herein contained to the contrary notwithstanding, any determination or redetermination of the Borrowing Base resulting in any increase of the Borrowing Base in effect immediately prior to such determination or redetermination shall require the approval of the Required Borrowing Base Lenders in their sole discretion in accordance with their respective customary practices and standards for oil and gas lending as they exist at the particular time.

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Section 2.8.3         Semi-Annual Scheduled Determination of the Borrowing Base.

(a)          Promptly after July 1 of each calendar year, commencing July 1, 2017, and in any event prior to September 1 of each calendar year, (whether before or after the Borrowing Base Initiation Date) the Borrower will make available for review by the Administrative Agent a Reserve Report in form and substance reasonably satisfactory to the Administrative Agent, prepared by the Borrower’s petroleum engineers, which report shall be dated as of July 1 of such calendar year and shall set forth the proven and producing oil and gas reserves attributable to the Oil and Gas Properties owned directly by the Borrower and the Subsidiary Guarantors and a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based on pricing assumptions consistent with SEC reporting requirements at the time, together with additional data concerning pricing, hedging, quantities and purchasers of production, and other information and engineering and geological data as the Administrative Agent or any Lender may reasonably request.

(b)          If such July 1 of any calendar year is on or after the Borrowing Base Initiation Date, within fifteen (15) days after receipt of such Reserve Report and all such information the Administrative Agent shall make an initial determination of a Proposed Borrowing Base, and upon such initial determination shall promptly notify the Lenders in writing of initial determination of the proposed Borrowing Base. Such initial determination shall be made in the same manner and be subject to the same approvals as prescribed above with respect to the annual review, and likewise the Administrative Agent shall communicate the results of such initial determination to the Lenders. After having received notice of such proposal by the Administrative Agent, each Lender shall have fifteen (15) days to approve or disapprove such proposal. If, at the end of such fifteen (15) days, any Lender has not communicated to the Administrative Agent its approval or disapproval, such failure to respond shall be deemed to be an approval of the new or reaffirmed Borrowing Base proposed by the Administrative Agent. If the Required Borrowing Base Lenders fail to approve any such determination of the proposed Borrowing Base made by the Administrative Agent hereunder in such fifteen (15) day period, then the Administrative Agent shall poll the Lenders to ascertain the highest proposed Borrowing Base then acceptable to the Required Borrowing Base Lenders for purposes of this Section 2.8.3 (it being understood that each Lender is deemed to have agreed to any and all Borrowing Base amounts that are lower than the amount actually approved to by such Lender) and, subject to the last sentence of this Section 2.8.3, such amount shall become the new Borrowing Base, effective on the date specified in this Section 2.8. Upon agreement by the Administrative Agent and the Required Borrowing Base Lenders of the amount of credit to be made available to the Borrower hereunder, the Administrative Agent shall, by written notice to the Borrower and the Lenders, designate the new Borrowing Base available to the Borrower. Such designation shall be effective as of the Business Day specified in such written notice (or, if no effective date is specified in such written notice, the next Business Day following delivery of such written notice) and such new Borrowing Base shall remain in effect until the next determination or redetermination or adjustment of the Borrowing Base in accordance with this Agreement. Anything herein contained to the contrary notwithstanding, any determination or redetermination of the Borrowing Base resulting in any increase of the Borrowing Base in effect immediately prior to such determination or redetermination shall require the approval of the Required Borrowing Base Lenders in their sole discretion in accordance with their respective customary practices and standards for oil and gas lending as they exist at the particular time.

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(c)          Section 7 of the First Lien Credit Agreement is hereby amended by:

(i)          amending and restating Sections 7.1.1(a) and (b) in their entirety to the following:

(a)          as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (for the avoidance of doubt, including for the fiscal quarter ending March 31, 2017), an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, in each case, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments);

(b)          as soon as available and in any event within 120 days after the end of each Fiscal Year (for the avoidance of doubt, including for the partial Fiscal Year ending December 31, 2016), a copy of the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants reasonably acceptable to the Administrative Agent, that shall include a calculation of the financial covenants set forth in Section 7.2.4 and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default;

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(ii)         amending the date “September 30, 2017” in Section 7.1.1(c) to the date “March 31, 2018”;

(iii)        amending and restating clauses (vi) and (vii) of Section 7.1.1(m) in their entirety to the following:

(vi)        Oil and Gas Properties of the Borrower and the Subsidiary Guarantors that comprise at least ninety percent (90%) of the PV9% Value of the Proved Reserves of the Borrower and the Subsidiary Guarantors that are included within the Covered Properties are part of the Mortgaged Properties (calculated without giving effect to any Hedge Agreements other than Hedge Agreements with a Lender as the Borrower’s counterparty) and (vii) Oil and Gas Properties of the Borrower and the Subsidiary Guarantors that comprise at least ninety percent (90%) of the PV9% Value of the Proved Developed Producing Reserves of the Borrower and the Subsidiary Guarantors are included within the Covered Properties are part of the Mortgaged Properties.

(iv)        amending and restating clause (ii) of Section 7.1.1(s) in its entirety to the following:

(ii)         within five days after any execution of any new Hedging Agreements or the entering into of any transaction under any Hedging Agreement or any assignment, termination or unwinding of any transaction under any existing Hedging Agreements, notice thereof to the Administrative Agent, which notice shall be in form and substance and with details reasonably acceptable to the Administrative Agent;

(v)         amending and restating the first sentence of Section 7.1.11 in its entirety to the following:

The Borrower shall cause the Mortgaged Properties to constitute at least ninety percent (90%) of the PV9% Value of the Proved Reserves of the Borrower and the Subsidiary Guarantors and at least ninety percent (90%) of the total value of the Proved Developed Producing Reserves of the Borrower and the Subsidiary Guarantors (in this Section called the “Required Percentages”).

(vi)        amending Section 7.1.13 by replacing the phrase “the total value” by the phrase “PV9% Value” in each place where such phrase appears.

Section 3.           Conditions to Effectiveness and Certain Agreements. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Amendment Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

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(a)          the Administrative Agent shall have received for its own account, if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b)          the Borrower shall have represented and warranted that the representations and warranties in Section 4 below are true and correct;

(c)          no Borrowing Base Deficiency, Default or Event of Default shall have occurred and be continuing;

(d)          The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, duly executed by the relevant Obligor’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to:

(i)          resolutions of the Borrower’s Board of Directors then in full force and effect authorizing the Borrower to change its fiscal year; and

(ii)         the incumbency and signatures of those of its of its officers, managers, managing member or general partner (or officers or managers of its managing member or general partner), as applicable, authorized to act with respect to each Loan Document to be executed by such Obligor.

Delivery by the Borrower of an executed counterpart of this Amendment to the Administrative Agent shall constitute a representation and warranty by the Borrower that the statements in the foregoing clauses (a), (b), (c) and (d) are true and correct.

Section 4.          Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)          the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (except for any such representations and warranties which are qualified by a materiality qualifier which shall be true and correct in all respects); provided that notwithstanding the foregoing, the Borrower makes no representation in respect of Section 6.6 or Section 6.18 of the First Lien Credit Agreement;

(b)          except to the extent waived in this Amendment, the Borrower performed and complied with all agreements and conditions contained in the First Lien Credit Agreement required to be performed or complied with by it prior to or as of the Amendment Effective Date;

(c)          the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

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(d)          neither the execution, delivery and performance of this Amendment by the Borrower, the performance by it of the First Lien Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(e)          no Material Adverse Effect has occurred since December 31, 2016, except any Material Adverse Effect as a direct result of the decline in the price of hydrocarbons;

(f)          no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing; and

Section 5.          Loan Document; Ratification.

(a)          This Amendment is a Loan Document.

(b)          The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as amended or modified hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 6.          Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 7.          GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8.          Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.          Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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Section 10.        No Waiver or Agreement. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 11.        Release. Borrower, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, each do hereby forever release, discharge and acquit the Administrative Agent, each Issuer, each Lender and each other Secured Party and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, internal and external attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims (including claims of usury), demands, accounts, suits, controversies and actions that they at any time had or have or that its successors and assigns hereafter may have, whether known or unknown, against any Releasee (collectively, the “Released Claims”) that arise under, or in connection with, or that otherwise relate, directly or indirectly, to the First Lien Credit Agreement, any other Loan Document, any Hedging Agreement, any Bank Product Agreement or any related document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein and are freely and voluntarily entering into this Amendment. Borrower, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, does hereby forever covenant not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Releasee.

Section 12.        Successors and Assigns. This Amendment shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 13.        Entire Agreement. THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Vice President, Treasury

S-1	Amendment Signature Page

Wells Fargo Bank, N.A., as the Administrative Agent, an Issuer and a Lender

By:	/s/ Catherine Cook
Name: Catherine Cook
Title: Director

S-2	Amendment Signature Page

ZB, N.A. DBA AMEGY BANK, as Lender

By:	/s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

S-3	Amendment Signature Page

THE BANK OF NOVA SCOTIA, as Lender

By:
Name:
Title:

S-4	Amendment Signature Page

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

S-5	Amendment Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Matthew Molero
Name: Matthew Molero
Title: Senior Vice President

S-6	Amendment Signature Page

NATIXIS, New York Branch, as Lender

By:	/s/ Brice Le Foyer
Name: Brice Le Foyer
Title: Director

By:	/s/ Ajay Prakash
Name: Ajay Prakash
Title: Vice President

S-7	Amendment Signature Page

BARCLAYS BANK PLC, as Lender

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

S-8	Amendment Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bryan Matthews
Name: Bryan Matthews
Title: Authorized Signatory

By:	/s/ Julia Bykhovskaia
Name: Julia Bykhovskaia
Title: Authorized Signatory

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ING CAPITAL LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

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REGIONS BANK, as Lender

By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

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CITIBANK, N.A., as Lender

By:	/s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

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UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

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DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

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COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

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COMERICA BANK, as Lender

By:	/s/ Gary Culbertson
Name: Gary Culbertson
Title: Vice President

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FIFTH THIRD BANK, as Lender

By:	/s/ David R. Garcia
Name: David R. Garcia
Title: Vice President

S-17	Amendment Signature Page

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Richard Klompjan
Name: Richard Klompjan
Title: Executive Director

By:	/s/ Urvashi Zutshi
Name: Urvashi Zutshi
Title: Managing Director

S-18	Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Ryo Suzuki
Name: Ryo Suzuki
Title: General Manager

S-19	Amendment Signature Page

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

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SANTANDER BANK, N.A., as Lender

By:
Name:
Title:

By:
Name:
Title:

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WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Senior Vice President

S-22	Amendment Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ Eric J. De Santis
Name: Eric J. De Santis
Title: Executive Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Kathleen Sweeney
Name: Kathleen Sweeney
Title: Managing Director

By:	/s/ Ronald Spitzer
Name: Ronald Spitzer
Title: Managing Director

S-24	Amendment Signature Page

IBERIABANK, as Lender

By:	/s/ Moni Collins
Name: Moni Collins
Title: Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI ONSHORE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI PIPELINE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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ENERGY XXI PIPELINE II, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

MS ONSHORE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL OIL & GAS, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL PIPELINE, L.L.C.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

NIGHTHAWK, L.L.C.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL OF LOUISIANA, L.L.C.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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DELAWARE EPL OF TEXAS, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL PIONEER HOUSTON, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY PARTNERS, LTD., LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

M21K, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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SOILEAU CATERING, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI INSURANCE LIMITED

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI OFFSHORE SERVICES, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI NATURAL GAS HOLDINGS, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI SERVICES, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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ENERGY XXI HOLDINGS, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI GIGS SERVICES, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

S-32	Amendment Signature Page